Exhibit 10.10

AMENDMENT TWO
TO THE
THE COCA-COLA COMPANY SUPPLEMENTAL PENSION PLAN

WHEREAS, The Coca-Cola Company (the “Company”) established The Coca-Cola Company Supplemental Pension Plan (the “Plan”);
WHEREAS, The Coca-Cola Company Benefits Committee (“Benefits Committee”) is authorized to amend the Plan; and
NOW THEREFORE, the Plan is hereby amended as follows, effective April 1, 2013:
The second paragraph of Section 3.2(a)(1) will be replaced with the following language:

“The Participant must elect the annuity form no earlier than 180 days before the date the Supplemental Pension Benefit/FAE Benefit commences. A married Participant's spouse must consent in writing to the form of annuity elected. If no timely election is made, a married Participant shall receive a Joint and 50% Contingent Annuity and an unmarried Participant shall receive a Single Life Annuity. The election of the annuity form is irrevocable as of fifteen days prior the date benefits commence.”

IN WITNESS WHEREOF, the Benefits Committee has caused this Amendment to be signed by its duly authorized member as of this 19th day of March 2013.

THE COCA-COLA COMPANY
BENEFITS COMMITTEE

/s/ Sue Fleming_____________
Sue Fleming
Benefits Committee Chairperson